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                                                                                                                      Exhibit (e)(4)

      SERVICE REQUEST

PLATINUM
---------------------
     INVESTOR(R) PLUS
---------------------
AMERICAN GENERAL LIFE
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PLATINUM INVESTOR PLUS -- FIXED OPTION                                 MFS Variable Insurance Trust
   .  Division 301 - AGL Declared Fixed Interest Account                  .  Division 340 - MFS VIT Core Equity
PLATINUM INVESTOR PLUS -- VARIABLE DIVISIONS                              .  Division 338 - MFS VIT Growth
AIM Variable Insurance Funds                                              .  Division 341 - MFS VIT New Discovery
(Invesco Variable Insurance Funds)                                        .  Division 339 - MFS VIT Research
   .  Division 372 - Invesco V.I. Core Equity                          Neuberger Berman Advisers Management Trust
   .  Division 410 - Invesco V.I. High Yield                              .  Division 342 - AMT Mid-Cap Growth
   .  Division 316 - Invesco V.I. International Growth                 Oppenheimer Variable Account Funds
   .  Division 355 - Invesco Van Kampen V.I.                              .  Division 364 - Oppenheimer Balanced
                     Growth and Income                                    .  Division 365 - Oppenheimer Global Securities
The Alger Portfolios                                                   PIMCO Variable Insurance Trust
   .  Division 368 - Alger Capital Appreciation                           .  Division 377 - PIMCO VIT
   .  Division 367 - Alger Mid Cap Growth                                                   CommodityRealReturn Strategy
American Century Variable Portfolios, Inc.                                .  Division 344 - PIMCO VIT Real Return
   .  Division 318 - VP Value                                             .  Division 343 - PIMCO VIT Short-Term
Dreyfus Investment Portfolios                                             .  Division 345 - PIMCO VIT Total Return
   .  Division 329 - MidCap Stock                                      Pioneer Variable Contracts Trust
Dreyfus Variable Investment Fund                                          .  Division 370 - Pioneer Fund VCT
   .  Division 328 - Opportunistic Small Cap                              .  Division 371 - Pioneer Growth Opportunities VCT
   .  Division 327 - Quality Bond                                         .  Division 376 - Pioneer Mid Cap Value VCT
Fidelity Variable Insurance Products                                   Putnam Variable Trust
   .  Division 333 - VIP Asset Manager                                    .  Division 346 - Putnam VT Diversified Income
   .  Division 332 - VIP Contrafund                                       .  Division 347 - Putnam VT Growth and Income
   .  Division 330 - VIP Equity-Income                                    .  Division 348 - Putnam VT International Value
   .  Division 373 - VIP Freedom 2020                                  SunAmerica Series Trust
   .  Division 374 - VIP Freedom 2025                                     .  Division 361 - ST Aggressive Growth
   .  Division 375 - VIP Freedom 2030                                     .  Division 360 - ST Balanced
   .  Division 331 - VIP Growth                                        The Universal Institutional Funds, Inc.
   .  Division 362 - VIP Mid Cap                                          .  Division 351 - Growth
Franklin Templeton Variable Insurance Products Trust                   VALIC Company I
   .  Division 363 - VIP Franklin Small Cap Value Securities              .  Division 319 - International Equities
   .  Division 357 - VIP Franklin U.S. Government                         .  Division 320 - Mid Cap Index
   .  Division 358 - VIP Mutual Shares Securities                         .  Division 321 - Money Market I
   .  Division 359 - VIP Templeton Foreign Securities                     .  Division 322 - Nasdaq-100 Index
Goldman Sachs Variable Insurance Trust                                    .  Division 325 - Science & Technology
   .  Division 369 - Goldman Sachs Strategic Growth                       .  Division 324 - Small Cap Index
Janus Aspen Series                                                        .  Division 323 - Stock Index
   .  Division 336 - Enterprise                                        Vanguard Variable Insurance Fund
   .  Division 334 - Overseas                                             .  Division 353 - VIF High Yield Bond
   .  Division 335 - Worldwide                                            .  Division 354 - VIF REIT Index
JPMorgan Insurance Trust
   .  Division 927 - JPMorgan Mid Cap Value
   .  Division 337 - JPMorgan Small Cap Core

AGLC100182 Rev1204                                                                                                           Rev1011
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AMERICAN GENERAL                                                                                             VARIABLE UNIVERSAL LIFE
Life Companies                                                                                             INSURANCE SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                   Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653

[ ] POLICY        1. POLICY #:___________________________________   INSURED: _______________________________________________________
    IDENTIFICATION
COMPLETE THIS        ADDRESS: _______________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.        Primary Owner (If other than an insured): ______________________________________________

                     Address: _______________________________________________________________________________ New Address (yes) (no)

                     Primary Owner's S.S. No. or Tax I.D. No._____________________ Phone Number: (      )__________-________________

                     Joint Owner (If applicable): ___________________________________________________________

                     Address: _______________________________________________________________________________ New Address (yes) (no)

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[ ] NAME CHANGE   2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name  Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,      ____________________________________________________     ______________________________________________________
Payor or Beneficiary
has changed. (Please Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

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[ ] CHANGE IN     3. INVESTMENT DIVISION                       PREM % DED % INVESTMENT DIVISION                         PREM % DED %
    ALLOCATION       (301) AGL Declared Fixed Interest Account ______ _____ MFS Variable Insurance Trust
    PERCENTAGES      AIM Variable Insurance Funds                           (340) MFS VIT Core Equity*                  ______ _____
Use this section to  (Invesco Variable Insurance Funds)                     (338) MFS VIT Growth*                       ______ _____
indicate how         (372) Invesco V.I. Core Equity*           ______ _____ (341) MFS VIT New Discovery                 ______ _____
premiums or monthly  (410) Invesco V.I. High Yield*            ______ _____ (339) MFS VIT Research                      ______ _____
deductions are to be (316) Invesco V.I. International Growth   ______ _____ Neuberger Berman Advisers Management Trust
allocated. Total     (355) Invesco Van Kampen V.I.                          (342) AMT Mid-Cap Growth                    ______ _____
allocation in each         Growth and Income                   ______ _____ Oppenheimer Variable Account Funds
column must equal    The Alger Portfolios                                   (364) Oppenheimer Balanced                  ______ _____
100%; whole numbers  (368) Alger Capital Appreciation          ______ _____ (365) Oppenheimer Global Securities         ______ _____
only.                (367) Alger Mid Cap Growth                ______ _____ PIMCO Variable Insurance Trust
* These investment   American Century Variable Portfolios, Inc.             (377) PIMCO VIT
options are          (318) VP Value                            ______ _____       CommodityRealReturn Strategy          ______ _____
available only for   Dreyfus Investment Portfolios                          (344) PIMCO VIT Real Return                 ______ _____
owners whose         (329) MidCap Stock*                       ______ _____ (343) PIMCO VIT Short-Term                  ______ _____
policies were        Dreyfus Variable Investment Fund                       (345) PIMCO VIT Total Return                ______ _____
effective before     (328) Opportunistic Small Cap*            ______ _____ Pioneer Variable Contracts Trust
5/1/06.              (327) Quality Bond*                       ______ _____ (370) Pioneer Fund VCT**                    ______ _____
** These investment  Fidelity Variable Insurance Products                   (371) Pioneer Growth Opportunities VCT**    ______ _____
options are          (333) VIP Asset Manager                   ______ _____ (376) Pioneer Mid Cap Value VCT             ______ _____
available only for   (332) VIP Contrafund                      ______ _____ Putnam Variable Trust
owners who had       (330) VIP Equity-Income                   ______ _____ (346) Putnam VT Diversified Income          ______ _____
Accumulation Value   (373) VIP Freedom 2020                    ______ _____ (347) Putnam VT Growth and Income*          ______ _____
invested in such     (374) VIP Freedom 2025                    ______ _____ (348) Putnam VT International Value         ______ _____
fund or portfolio on (375) VIP Freedom 2030                    ______ _____ SunAmerica Series Trust
12/10/04.            (331) VIP Growth                          ______ _____ (361) ST Aggressive Growth                  ______ _____
*** These investment (362) VIP Mid Cap                         ______ _____ (360) ST Balanced                           ______ _____
options are not      Franklin Templeton Variable Insurance Products Trust   The Universal Institutional Funds, Inc.
available for any    (363) VIP Franklin Small Cap Value                     (351) Growth*                               ______ _____
purpose except to          Securities                          ______ _____ VALIC Company I
transfer             (357) VIP Franklin U.S. Government        ______ _____ (319) International Equities                ______ _____
Accumulation Value   (358) VIP Mutual Shares Securities        ______ _____ (320) Mid Cap Index                         ______ _____
to other investment  (359) VIP Templeton Foreign Securities    ______ _____ (321) Money Market I                        ______ _____
options.             Goldman Sachs Variable Insurance Trust                 (322) Nasdaq-100 Index                      ______ _____
                     (369) Goldman Sachs Strategic Growth***     NA   _____ (325) Science & Technology                  ______ _____
                     Janus Aspen Series                                     (324) Small Cap Index                       ______ _____
                     (336) Enterprise                          ______ _____ (323) Stock Index                           ______ _____
                     (334) Overseas                            ______ _____ Vanguard Variable Insurance Fund
                     (335) Worldwide*                          ______ _____ (353) VIF High Yield Bond                   ______ _____
                     JPMorgan Insurance Trust                               (354) VIF REIT Index                        ______ _____
                     (927) JPMorgan Mid Cap Value***             NA   _____ Other:_______________________               ______ _____
                     (337) JPMorgan Small Cap Core             ______ _____                                              100%   100%


AGLC100182 Rev1204                                          Page 2 of 5                                                      Rev1011
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[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form and "Void"
frequency and/or                                                                 Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

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[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy. If be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
a full duplicate     AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

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[ ] DOLLAR COST   6. Day of the month for transfers ____________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)  Frequency of transfers: _____ Monthly _____ Quarterly _____ Semi-Annually _____ Annually
    ($5,000 MINIMUM  DCA to be made from the following investment option: ___________________________________
    BEGINNING        Transfer: $_______________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)           AIM Variable Insurance Funds                           MFS Variable Insurance Trust
An amount can be     (Invesco Variable Insurance Funds)                     (340) MFS VIT Core Equity*                  $___________
systematically       (372) Invesco V.I. Core Equity*           $___________ (338) MFS VIT Growth*                       $___________
transferred from any (410) Invesco V.I. High Yield*            $___________ (341) MFS VIT New Discovery                 $___________
one investment       (316) Invesco V.I. International Growth   $___________ (339) MFS VIT Research                      $___________
option and directed  (355) Invesco Van Kampen V.I.                          Neuberger Berman Advisers Management Trust
to one or more of          Growth and Income                   $___________ (342) AMT Mid-Cap Growth                    $___________
the investment       The Alger Portfolios                                   Oppenheimer Variable Account Funds
options below. The   (368) Alger Capital Appreciation          $___________ (364) Oppenheimer Balanced                  $___________
AGL Declared Fixed   (367) Alger Mid Cap Growth                $___________ (365) Oppenheimer Global Securities         $___________
Interest Account is  American Century Variable Portfolios, Inc.             PIMCO Variable Insurance Trust
not available for    (318) VP Value                            $___________ (377) PIMCO VIT
DCA. Please refer to Dreyfus Investment Portfolios                                CommodityRealReturn Strategy          $___________
the prospectus for   (329) MidCap Stock*                       $___________ (344) PIMCO VIT Real Return                 $___________
more information on  Dreyfus Variable Investment Fund                       (343) PIMCO VIT Short-Term                  $___________
the DCA option.      (328) Opportunistic Small Cap*            $___________ (345) PIMCO VIT Total Return                $___________
NOTE: DCA is not     (327) Quality Bond*                       $___________ Pioneer Variable Contracts Trust
available if the     Fidelity Variable Insurance Products                   (370) Pioneer Fund VCT**                    $___________
Automatic            (333) VIP Asset Manager                   $___________ (371) Pioneer Growth Opportunities VCT**    $___________
Rebalancing option   (332) VIP Contrafund                      $___________ (376) Pioneer Mid Cap Value VCT             $___________
has been chosen.     (330) VIP Equity-Income                   $___________ Putnam Variable Trust
* These investment   (373) VIP Freedom 2020                    $___________ (346) Putnam VT Diversified Income          $___________
options are          (374) VIP Freedom 2025                    $___________ (347) Putnam VT Growth and Income*          $___________
available only for   (375) VIP Freedom 2030                    $___________ (348) Putnam VT International Value         $___________
owners whose         (331) VIP Growth                          $___________ SunAmerica Series Trust
policies were        (362) VIP Mid Cap                         $___________ (361) ST Aggressive Growth                  $___________
effective before     Franklin Templeton Variable Insurance Products Trust   (360) ST Balanced                           $___________
5/1/06.              (363) VIP Franklin Small Cap Value                     The Universal Institutional Funds, Inc.
** These investment        Securities                          $___________ (351) Growth*                               $___________
options are          (357) VIP Franklin U.S. Government        $___________ VALIC Company I
available only for   (358) VIP Mutual Shares Securities        $___________ (319) International Equities                $___________
owners who had       (359) VIP Templeton Foreign Securities    $___________ (320) Mid Cap Index                         $___________
Accumulation Value   Janus Aspen Series                                     (321) Money Market 1                        $___________
invested in such     (336) Enterprise                          $___________ (322) Nasdaq-100 Index                      $___________
fund or portfolio on (334) Overseas                            $___________ (325) Science & Technology                  $___________
12/10/04.            (335) Worldwide*                          $___________ (324) Small Cap Index                       $___________
                     JPMorgan Insurance Trust                               (323) Stock Index                           $___________
                     (337) JPMorgan Small Cap Core             $___________ Vanguard Variable Insurance Fund
                                                                            (353) VIF High Yield Bond                   $___________
                                                                            (354) VIF REIT Index                        $___________
                                                                            Other:___________________________           $___________

                     ______ INITIAL HERE TO REVOKE DCA ELECTION.


AGLC100182 Rev1204                                          Page 3 of 5                                                      Rev1011
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[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation value)  ________% : ___________________________________________   _________% :_________________________________________
Use this section to  ________% : ___________________________________________   _________% :_________________________________________
apply for or make    ________% : ___________________________________________   _________% :_________________________________________
changes to Automatic ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of the   ________% : ___________________________________________   _________% :_________________________________________
variable divisions.  ________% : ___________________________________________   _________% :_________________________________________
Please refer to the  ________% : ___________________________________________   _________% :_________________________________________
prospectus for more  ________% : ___________________________________________   _________% :_________________________________________
information on the   ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing
Option.              _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Note: Automatic
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
See investment
option restrictions
in Box 3 above.

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[ ] AUTHORIZATION 8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if
    FOR TRANSACTIONS elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change
Complete this        allocations for future premium payments and monthly deductions.
section if you are
applying for or      Initial the designation you prefer:
revoking current     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or         ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm
e-service                   authorized to service my policy.
privileges.
                     AGL and any persons  designated by this  authorization  will not be responsible for any claim,  loss or expense based upon telephone  instructions  or e-service  instructions  received and acted on in good faith,  including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and  allocations,  unless  clearly  contrary to  instructions  received,  will be limited to  correction of the allocations on a current basis. If an error,  objection or other claim arises due to a telephone instruction or
                     e-service  instruction,  I will notify AGL in writing within five working days from receipt of  confirmation of the  transaction  from AGL. I understand that this  authorization  is subject to the terms and provisions of my variable universal life insurance policy and its related  prospectus.  This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                     ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE   9. Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of   Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

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[ ] TRANSFER OF  10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section if  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
you want to transfer
money between        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
divisions. The
minimum amount for   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfers is
$500.00. Withdrawals Transfer $_______ or ______% from ____________________________________ to ____________________________________.
from the AGL
Declared Fixed       Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Interest Account to
a Variable Division  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
may only be made
within the 60 days   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
after a policy
anniversary. See     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer limitations
outlined in          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.
See investment
option restrictions
in Box 3 above.


AGLC100182 Rev1204                                          Page 4 of 5                                                      Rev1011
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[ ] REQUEST FOR  11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/       ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
Use this section to  ________ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in policy loan against  effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and
policy values. For   Variable Divisions in use.
detailed information
concerning these two _______________________________________________________________________________________________________________
options please refer
to your policy and   _______________________________________________________________________________________________________________
its related
prospectus. If       _______________________________________________________________________________________________________________
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

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[ ] NOTICE OF    12. The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING      subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state
Complete this        income tax may also be required by your state of residence. You may elect not to have withholding apply by section if you have  checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you
applied for a        do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur partial surrender in penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.
Section 11.
                     Check one: ______ I DO want income tax withheld from this distribution.

                                ______ I DO NOT want income tax withheld from this distribution.

                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

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[ ] AFFIRMATION/ 13. ---------------------------------------------------------------------------------------------------------------
    SIGNATURE        CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
Complete this        TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C)
section for ALL      OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
requests.            THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                     ---------------------------------------------------------------------------------------------------------------

                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF JOINT OWNER                               SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF ASSIGNEE                                  SIGNATURE OF WITNESS


AGLC100182 Rev1204                                          Page 5 of 5                                                      Rev1011
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